Exhibit 99.11


           (Text of graph posted to Ashland Inc.'s website concerning APAC's lost time incident rates & OSHA recordable incident rates)

            Lost Time Incident Rates
(Rate = Lost Time Injuries x 200,000/Hours Worked)

                 APAC      Industry
                 ----      --------
    1995          0.3         4.5
    1996          0.3         4.1
    1997          0.3         4.0
    1998          0.4         3.4
    1999          0.4         3.8
    2000          0.4         3.2
    2001          0.1         4.0
    2002          0.2         3.9



            Recordable Incident Rates

                APAC       Industry
                ----       --------
    1995         6.0         11.9
    1996         5.8         10.7
    1997         6.0         10.4
    1998         6.0         9.6
    1999         6.0         9.7
    2000         5.1         9.3
    2001         4.6         8.9
    2002         4.3         8.2